UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2007

UNIVERSAL AMERICAN FINANCIAL CORP.

(Exact name of Registrant as Specified in Charter)

New York	0-11321	11-2580136
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Six International Drive, Suite 190

Rye Brook, New York 10573

(Address of Principal Executive Offices) (Zip Code)

(914) 934-5200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 24013e-4(c))

Item 2.02.              Results of Operations and Financial Condition

Universal American Financial Corp. (the “Company” or “Universal American”) held a conference call on Friday, August 3, 2007, to discuss its second quarter 2007 financial results and other corporate developments.  During this call, the Company provided certain earnings guidance, among other things. A transcript of the call is attached hereto as Exhibit 99.1.

Item 7.01.              Regulation FD Disclosure

The information set forth under Item 2.02 is hereby incorporated by reference into this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The information contained herein (including the exhibit) and oral statements made from time to time by representatives of Universal American (including, but not limited to, statements regarding the effectiveness and completeness of our compliance with CMS regulations and requirements and its effect on our earnings; the identification of acquisition candidates and the completion and/or integration or accretion of any such transactions; statements regarding our expectations of Universal American’s operating plans and strategies generally; statements regarding our expectations of the performance of our Medicare Supplement and Medicare Advantage businesses and other lines of business, including the prediction of loss ratios and lapsation; the adequacy of reserves; our ability to institute future rate increases; expectations regarding our Part D program, including our estimates of membership, costs and revenues; and future operating results) may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Although Universal American believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond Universal American’s ability to control or predict. Important factors that may cause actual results to differ materially and that could impact Universal American and the statements contained in this news release can be found in Universal American’s filings with the Securities and Exchange Commission including quarterly reports on Form 10-Q, current reports on Form 8-K and annual reports on Form 10-K. Universal American assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL AMERICAN FINANCIAL CORP.

By:	/s/ Robert A. Waegelein
Robert A. Waegelein
Executive Vice President and
Chief Financial Officer

Date:  August 6, 2007

EXHIBIT INDEX

Exhibit No.	Exhibit Title

99.1	Transcript of Second Quarter 2007 Earnings Call of Universal American Financial Corp. held on August 3, 2007.